Exhibit 4.1

EXECUTION VERSION

L3 TECHNOLOGIES, INC.
as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee

Tenth Supplemental Indenture

Dated as of June 6, 2018

$800,000,000 3.85% Senior Notes due June 15, 2023
$1,000,000,000 4.40% Senior Notes due June 15, 2028

TENTH SUPPLEMENTAL INDENTURE dated as of June 6, 2018, among L3 Technologies, Inc., a Delaware corporation (the “Company”), the guarantors listed on the signature pages hereto (the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Company and the guarantors listed on the signature pages thereto have heretofore entered into an Indenture, dated as of May 21, 2010 (the “Original Indenture”), with the Trustee;

WHEREAS, the Company and the guarantors listed on the signature pages thereto have heretofore entered into the First Supplemental Indenture to the Original Indenture on May 21, 2010, under which the Company’s 4.75% Senior Notes due 2020 were established as a separate Series of Securities under the Original Indenture;

WHEREAS, the Company and the guarantors listed on the signature pages thereto have heretofore entered into the Second Supplemental Indenture to the Original Indenture on February 7, 2011, under which the Company’s 4.95% Senior Notes due 2021 were established as a separate Series of Securities under the Original Indenture;

WHEREAS, the Company and the guarantors listed on the signature pages thereto have heretofore entered into the Third Supplemental Indenture to the Original Indenture on November 22, 2011, under which the Company’s 3.95% Senior Notes due 2016 were established as a separate Series of Securities under the Original Indenture;

WHEREAS, the Company and the guarantors listed on the signature pages thereto have heretofore entered into the Fourth Supplemental Indenture to the Original Indenture on February 3, 2012, under which certain subsidiaries of the Company became Guarantors (as defined in the Original Indenture) in accordance with the terms of the Original Indenture;

WHEREAS, the Company and the guarantors listed on the signature pages thereto have heretofore entered into the Fifth Supplemental Indenture to the Original Indenture on May 28, 2014, under which the Company’s 1.50% Senior Notes due 2017 were established as a separate Series of Securities under the Original Indenture and the Company’s 3.95% Senior Notes due 2024 were established as a separate Series of Securities under the Original Indenture;

WHEREAS, the Company and the guarantors listed on the signature pages thereto have heretofore entered into the Sixth Supplemental Indenture to the Original Indenture on June 21, 2016, under which the Company made certain changes and eliminations to the Original Indenture, without the consent of any Holder. The changes and eliminations set forth in the Sixth Supplemental Indenture apply only to each Series of Securities issued on or after the date of the Sixth Supplemental Indenture;

WHEREAS, the Company and the guarantors listed on the signature pages thereto have heretofore entered into the Seventh Supplemental Indenture to the Original Indenture on October 31, 2016, under which certain subsidiaries of the Company became Guarantors (as defined in the Original Indenture) in accordance with the terms of the Original Indenture;

WHEREAS, the Company and the guarantors listed on the signature pages thereto have heretofore entered into the Eighth Supplemental Indenture to the Original Indenture on December 5, 2016, under which the Company’s 3.85% Senior Notes due 2026 were established as a separate Series of Securities under the Original Indenture;

WHEREAS, the Company and the guarantors listed on the signature pages thereto have heretofore entered into the Ninth Supplemental Indenture to the Original Indenture on March 30, 2018, under which certain subsidiaries of the Company became Guarantors (as defined in the Original Indenture) in accordance with the terms of the Original Indenture;

WHEREAS, the Original Indenture is incorporated herein by this reference and the Original Indenture, as amended or supplemented by the Fourth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Ninth Supplemental Indenture and this Tenth Supplemental Indenture, is herein called the “Indenture”;

WHEREAS, under the Original Indenture, a new Series of Securities may at any time be established pursuant to a supplemental indenture executed by the Company and the Trustee;

WHEREAS, the Company proposes to create under the Indenture two new Series of Securities;

WHEREAS, the Company desires to issue $800,000,000 in aggregate principal amount of 2023 Notes (as defined below) and $1,000,000,000 in aggregate principal amount of 2028 Notes (as defined below), which will each be a new Series of Securities under the Indenture;

WHEREAS, all conditions necessary to authorize the execution and delivery of this Tenth Supplemental Indenture and to make it a legal, valid and binding obligation of the Company and the Guarantors have been done or performed.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree to the following provisions:

Capitalized terms used but not defined herein have the meanings ascribed thereto in the Original Indenture.

ARTICLE I

3.85% SENIOR NOTES DUE 2023 AND 4.40% SENIOR NOTES DUE 2028

SECTION 1.01          Establishment and Terms.

There are hereby established two new Series of Securities to be issued under the Indenture, to be designated as (i) the Company’s 3.85% Senior Notes due 2023 (the “2023 Notes”) and (ii) the Company’s 4.40% Senior Notes due 2028 (the “2028 Notes” and, together with the 2023 Notes, the “Notes”).

The aggregate principal amount of Notes that may be authenticated and delivered under the Indenture is unlimited. The 2023 Notes that are to be authenticated and delivered on the date hereof (the “Initial 2023 Notes”) will be in an aggregate principal amount of $800,000,000. The 2028 Notes that are to be authenticated and delivered on the date hereof (the “Initial 2028 Notes” and, together with the Initial 2023 Notes, the “Initial Notes”) will be in an aggregate principal amount of $1,000,000,000.

With respect to any additional 2023 Notes (the “Additional 2023 Notes”) or any additional 2028 Notes (the “Additional 2028 Notes” and, together with the Additional 2023 Notes, the “Additional Notes”) the Company elects to issue under the Indenture, the Company shall set forth in an Officers’ Certificate the following information:

(i)	the aggregate principal amount of such Additional Notes to be authenticated and delivered pursuant to this Indenture; and

(ii)	the issue price and the issue date of such Additional Notes, including the date from which interest shall accrue.

For purposes of the Indenture, notes will not be deemed to be Additional Notes of a Series unless the maturity date, interest payment dates, record dates and interest rate are identical to the Initial Notes for that Series.

The Initial 2023 Notes and any Additional 2023 Notes shall be considered collectively as a single class for all purposes of the Indenture; provided, however, that if any such Additional 2023 Notes are not fungible with the Initial 2023 Notes for United States federal income tax purposes, such Additional 2023 Notes will have a separate CUSIP or other identifying number. Holders of the Initial 2023 Notes and any Additional 2023 Notes will vote and consent together on all matters to which such Holders are entitled to vote or consent as one class, and none of the Holders of the Initial 2023 Notes or any Additional 2023 Notes shall have the right to vote or consent as a separate class on any matter to which such Holders are entitled to vote or consent.

The Initial 2028 Notes and any Additional 2028 Notes shall be considered collectively as a single class for all purposes of the Indenture; provided, however, that if any such Additional 2028 Notes are not fungible with the Initial 2028 Notes for United States federal income tax purposes, such Additional 2028 Notes will have a separate CUSIP or other identifying number. Holders of the Initial 2028 Notes and any Additional 2028 Notes will vote and consent together on all matters to which such Holders are entitled to vote or consent as one class, and none of the Holders of the Initial 2028 Notes or any Additional 2028 Notes shall have the right to vote or consent as a separate class on any matter to which such Holders are entitled to vote or consent.

The 2023 Notes shall each be issued in the form of one or more Global Securities in substantially the form set out in Exhibit A hereto. The 2028 Notes shall each be issued in the form of one or more Global Securities in substantially the form set out in Exhibit B hereto. The initial Depositary with respect to the Notes shall be The Depository Trust Company (“DTC”).

SECTION 1.02          Maturity, Payment of Principal and Interest.

The 2023 Notes will mature on June 15, 2023. The 2028 Notes will mature on June 15, 2028.

The 2023 Notes will bear interest at the rate of 3.85% per annum. The 2028 Notes will bear interest at the rate of 4.40% per annum. The interest payment dates with respect to the Notes will be June 15 and December 15 of each year. The first interest payment date with respect to the Initial Notes will be December 15, 2018. Interest payable on each June 15 and December 15 shall be paid to the Person in whose name the applicable Note is registered on the immediately preceding June 1 and December 1, respectively. Interest on the Initial Notes will accrue from June 6, 2018. Interest will be computed on the basis of a 360-day year of twelve 30-day months. If any interest payment date falls on a day that is not a Business day, then payment of interest will be made on the next succeeding Business day. No interest will accrue on the amount so payable for the period from such interest payment date to the date payment is made.

All payments of principal, premium (if any) and interest on the Notes shall be made in accordance with Section 4.1 of the Original Indenture and in the manner set forth in Section 2.13 of the Original Indenture and Exhibit A hereto in the case of the 2023 Notes and Exhibit B hereto in the case of the 2028 Notes.

SECTION 1.03          No Sinking Fund or Payments of Additional Amounts.

The Notes will not be subject to a sinking fund and no payments of Additional Amounts shall be made on the Notes.

SECTION 1.04          Optional Redemption.

The Company may, at its option, redeem (i) the 2023 Notes in whole at any time or in part from time to time, prior to May 15, 2023 and (ii) the 2028 Notes in whole at any time or in part from time to time, prior to March 15, 2028, in each case, on at least 15 but not more than 60 days’ prior notice, at a redemption price equal to the greater of:

(i)	100% of the principal amount of the applicable Series of Notes being redeemed, and

(ii)
the present value of the Remaining Scheduled Payments on the applicable Series of Notes being redeemed on the redemption date, discounted to the date of redemption, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate plus 20 basis points in the case of the 2023 Notes and 25 basis points in the case of the 2028 Notes.

At any time on or after the Applicable Par Call Date, the Company may, at its option, redeem the 2023 Notes or the 2028 Notes in whole at any time or in part from time to time, on at least 15 but not more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of such Notes being redeemed.

If the Company elects to redeem the Notes pursuant to this Section 1.04, it shall also pay accrued and unpaid interest, if any, to, but excluding, the date of redemption, subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date.

In determining the redemption price and accrued interest pursuant to this Section 1.04, interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

For the purposes of this Section 1.04, the following definitions are applicable:

“Applicable Par Call Date” means (i) with respect to the 2023 Notes, May 15, 2023 and (ii) with respect to the 2028 Notes, March 15, 2028.

“Comparable Treasury Issue” means, with respect to the Notes, the United States Treasury security selected by the Reference Treasury Dealer appointed by the Company as having an actual or interpolated maturity comparable to the Remaining Scheduled Payments of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Scheduled Payments of such Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Company is given fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Reference Treasury Dealer” means (A) Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc. (or their respective affiliates which are Primary Treasury Dealers) and each of their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. New York City time on the third Business Day preceding such redemption date.

“Remaining Scheduled Payments” means, with respect to either Series of Notes, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related redemption date but for such redemption as if such Notes matured on the Applicable Par Call Date; provided, however, that, if such redemption date is not an interest payment date with respect to such Notes, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

SECTION 1.05          Notice of Redemption; Notes Redeemed in Part.  Any notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent. In addition, if any notice of redemption is subject to one or more conditions precedent, such notice shall state that, in the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date as so delayed.

In the event of a partial redemption of the 2023 Notes or the 2028 Notes represented by Global Securities, the Notes of the applicable Series to be redeemed shall be selected in accordance with the procedures of DTC. If any Note is to be redeemed in part only, the notice of redemption that relates to that Note will state the portion of the principal amount of that Note that is to be redeemed.

SECTION 1.06          Offer to Repurchase upon Change of Control Triggering Event.

(a)           Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to redeem (1) the 2023 Notes pursuant to Section 1.04 of this Tenth Supplemental Indenture, each Holder of 2023 Notes and (2) the 2028 Notes pursuant to Section 1.04 of this Tenth Supplemental Indenture, each Holder of 2028 Notes shall have the right to require the Company to repurchase all or any part (equal to $2,000 and integral multiples of $1,000 in excess thereof) of such Holder’s Notes pursuant to the offer described below (the “Change of Control Offer”) at an offer price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (the “Change of Control Payment”), subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date. Within 60 days following the date upon which any Change of Control Triggering Event occurs, or at the Company’s option, prior to any Change of Control Triggering Event but subject to the occurrence of a Change of Control Triggering Event, the Company shall mail, or deliver electronically if held by DTC in accordance with DTC’s customary procedures, a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Notes on the date specified in such notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (or delivered electronically) (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice. The notice, if mailed (or delivered electronically) prior to the occurrence of the Change of Control Triggering Event, shall state that the Change of Control Offer is conditioned on the occurrence of a Change of Control Triggering Event on or prior to the Change of Control Payment Date and that, in the Company’s discretion, the Change of Control Payment Date may be delayed until such time (including more than 60 days after the date the notice of the Change of Control Offer was delivered) as such condition shall be satisfied or waived, or such Change of Control Offer may not occur and such notice may be rescinded in the event that such condition shall not have been satisfied by the Change of Control Payment Date, or by the Change of Control Payment Date so delayed, or such notice may be rescinded at any time in the Company’s discretion if in the Company’s good faith judgment such condition will not be satisfied. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of any Notes as a result of a Change of Control Triggering Event.

(b)           On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i)           accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer and not withdrawn;

(ii)           deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions thereof so tendered and not withdrawn; and

(iii)         deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions thereof being purchased by the Company.

The Paying Agent shall promptly mail or deliver electronically to each Holder of Notes so tendered the Change of Control Payment for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each such new Note shall be in a principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

The Company will not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in Article III of the Original Indenture and this Section 1.06 applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

(c)           For the purposes of this Section 1.06, the following definitions are applicable:

“Change of Control” means the occurrence of any one of the following:

(1)               the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any person (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its Subsidiaries;

(2)              the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any person (as defined above) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company, measured by voting power rather than number of shares, other than by a person whose outstanding Voting Stock, measured by voting power rather than number of shares, is owned 100%, directly or indirectly, by L3 Technologies, Inc.; or

(3)               the adoption of a plan relating to the liquidation or dissolution of the Company.

“Change of Control Triggering Event” means the applicable Series of Notes ceases to be rated Investment Grade by at least two of the three Rating Agencies on any date during the 60-day period (the “Trigger Period”) commencing on the earlier of (1) the occurrence of a Change of Control and (2) public notice of the pending occurrence of a Change of Control or our intention to effect a Change of Control (which Trigger Period will be extended for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings change).

Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control (1) if the Rating Agencies making the reduction in rating that causes the applicable Series of Notes to cease to be rated Investment Grade do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the ratings reduction) and (2) unless and until such Change of Control has actually been consummated.

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A., and its successors.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch); a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s); and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P).

“Moody’s” means Moody’s Investors Service Inc., a subsidiary of Moody’s Corporation, and its successors.

 “Rating Agency” means each of Moody’s, S&P and Fitch; provided, that if any of Moody’s, S&P and Fitch ceases to provide rating services to issuers or investors, the Company may appoint a nationally recognized replacement for such Rating Agency.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

 “Voting Stock” of any specified Person as of any date means the capital stock of such Person that is at the time entitled to vote generally in the election of the board of directors of such Person.

SECTION 1.07         Denominations.  The Notes shall be issued only in fully registered book-entry form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

ARTICLE II

MISCELLANEOUS

SECTION 2.01          Trustee Matters.  The recitals in this Tenth Supplemental Indenture are made by the Company only and not by the Trustee and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Tenth Supplemental Indenture. All of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of the Notes and of this Tenth Supplemental Indenture as fully and with like effect as if set forth herein in full.

SECTION 2.02         Ratification.  The Original Indenture (as amended or supplemented by the Fourth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Ninth Supplemental Indenture) is in all respects ratified and confirmed, and, with respect to the Notes, the Original Indenture (as amended or supplemented by the Fourth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Ninth Supplemental Indenture) and this Tenth Supplemental Indenture shall be read, taken and construed as one and the same instrument; provided that in case of conflict between this Tenth Supplemental Indenture and the Original Indenture (as amended or supplemented by the Fourth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Ninth Supplemental Indenture), this Tenth Supplemental Indenture shall control. This Tenth Supplemental Indenture shall apply only to the Notes, and not to any other Series of Securities that have been or, except as provided in the terms thereof, may be issued under the Original Indenture (as amended or supplemented by the Fourth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Ninth Supplemental Indenture).

SECTION 2.03        Counterpart Originals.  This Tenth Supplemental Indenture may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

SECTION 2.04          Performance by DTC, Euroclear or Cede & Co.  Neither the Company nor the Trustee shall have any responsibility for the performance of DTC, Euroclear or Cede & Co., or any of their participants, direct or indirect, of their respective obligations under the rules and procedures governing their operations.

SECTION 2.05         Trust Indenture Act Controls.  If any provision of this Tenth Supplemental Indenture limits, qualifies or conflicts with the duties imposed by operation of Section 318(c) of the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb), the imposed duties shall control.

SECTION 2.06         Effect of Headings.  The Article and Section headings herein have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 2.07         Governing Law.  This Tenth Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 2.08          Provisions for the Sole Benefit of Parties and Holders.  Nothing in the Original Indenture, as supplemented, amended and modified by this Tenth Supplemental Indenture, or in the Notes, expressed or implied, is intended or shall be construed to confer upon, or to give or grant to, any person or entity, other than the Company, the Trustee, the Paying Agent and the registered owners of the Notes, any legal or equitable right, remedy or claim under or by reason of the Indenture or any covenant, condition or stipulation hereof, and all covenants, stipulations, promises and agreements in the Indenture contained by and on behalf of the Company shall be for the sole and exclusive benefit of the Company, the Trustee, the Paying Agent and the registered owners of the Notes.

SECTION 2.09         Foreign Account Tax Compliance Act (FATCA).  The Company agrees (i) to provide the Trustee with such reasonable information as it has in its possession to enable the Trustee to determine whether any payments pursuant to the Indenture are subject to the withholding requirements described in Section 1471(b) of the U.S. Internal Revenue Code of 1986 (the “Code”) or otherwise imposed pursuant to Sections 1471 through 1474 of the Code and any regulations, or agreements thereunder or official interpretations thereof (“Applicable Law”), and (ii) that the Trustee shall be entitled to make any withholding or deduction from payments under the Indenture to the extent necessary to comply with Applicable Law, for which the Trustee shall not have any liability.

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Supplemental Indenture to be duly executed as of the day and year first above written.

L3 TECHNOLOGIES, INC., as Issuer

By:	/s/ Ralph G. D’Ambrosio
	Name:	Ralph G. D’Ambrosio
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Tenth Supplemental Indenture]

Guarantors:

ELECTRODYNAMICS, INC., an Arizona corporation

INTERSTATE ELECTRONICS CORPORATION, a California corporation

L3 ADVANCED PROGRAMS, INC. (F/K/A L-3 ADVANCED PROGRAMS, INC.), a Delaware corporation

L3 APPLIED TECHNOLOGIES, INC. (F/K/A L-3 APPLIED TECHNOLOGIES, INC.), a Delaware corporation

L3 CHESAPEAKE SCIENCES CORPORATION (F/K/A L-3 CHESAPEAKE SCIENCES CORPORATION), a Maryland corporation

L-3 COMMUNICATIONS AIS GP CORPORATION, a Delaware corporation

L3 AVIATION PRODUCTS, INC. (F/K/A L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC.), a Delaware corporation

L3 CINCINNATI ELECTRONICS CORPORATION (F/K/A L-3 COMMUNICATIONS CINCINNATI ELECTRONICS CORPORATION), an Ohio corporation

L3 ELECTRON DEVICES, INC. (F/K/A L-3 COMMUNICATIONS ELECTRON TECHNOLOGIES, INC.), a Delaware corporation

WESCAM USA, INC. (F/K/A L-3 COMMUNICATIONS EO/IR, INC.), a Florida corporation

L3 ESSCO, INC. (F/K/A L-3 COMMUNICATIONS ESSCO, INC.), a Delaware corporation

L-3 COMMUNICATIONS FLIGHT CAPITAL LLC, a Delaware limited liability company

L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION LLC, a Delaware limited liability company

L3 FOREIGN HOLDINGS, INC. (F/K/A L-3 COMMUNICATIONS FOREIGN HOLDINGS, INC.), a Delaware corporation

L-3 COMMUNICATIONS INVESTMENTS INC., a Delaware corporation

L3 MARIPRO, INC. (F/K/A L-3 COMMUNICATIONS MARIPRO, INC.), a California corporation

L3 MOBILE-VISION, INC. (F/K/A L-3 COMMUNICATIONS MOBILE-VISION, INC.), a New Jersey corporation

L3 SECURITY & DETECTION SYSTEMS, INC. (F/K/A L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS, INC.), a Delaware corporation

L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION LLC, a Delaware limited liability company

L-3 COMMUNICATIONS VERTEX AEROSPACE LLC, a Delaware limited liability company

L3 WESTWOOD CORPORATION  (F/K/A L-3 COMMUNICATIONS WESTWOOD CORPORATION), a Nevada corporation

L-3 DOMESTIC HOLDINGS, INC., a Delaware corporation

L3 FUZING AND ORDNANCE SYSTEMS, INC. (F/K/A L-3 FUZING AND ORDNANCE SYSTEMS, INC.), a Delaware corporation

L3 UNIDYNE, INC. (F/K/A L-3 UNIDYNE, INC.), a Delaware corporation

L3 UNMANNED SYSTEMS, INC. (F/K/A L-3 UNMANNED SYSTEMS, INC.), a Texas corporation

POWER PARAGON, INC., a Delaware corporation

SPD ELECTRICAL SYSTEMS, INC., a Delaware corporation

SPD SWITCHGEAR INC., a Delaware corporation

L-3 AFGHANISTAN, LLC, a Delaware limited liability company

[Signature Page to Tenth Supplemental Indenture]

L-3 ARMY SUSTAINMENT LLC, a Delaware limited liability company

L-3 CENTAUR, LLC, a Delaware limited liability company

L-3 CTC AVIATION LEASING (US) INC., a Delaware corporation

L-3 CTC AVIATION TRAINING (US) INC., a Delaware corporation

L-3 INVESTMENTS, LLC, a Delaware limited liability company

AEROSIM ACADEMY, INC., a Florida corporation

AEROSIM TECHNOLOGIES, INC., a Minnesota corporation

FLIGHT TRAINING ACQUISITIONS LLC, a Delaware limited liability company

FORCEX, INC., a Tennessee corporation

L3 KIGRE, INC., an Ohio corporation

L3 ADAPTIVE METHODS, INC., a Delaware corporation

L3 DOSS AVIATION, INC., a Texas corporation

L3 OCEANSERVER, INC., a Massachusetts corporation

L3 OPEN WATER POWER, INC., a Delaware corporation

As Guarantors

By:	/s/ James P. Blair Jr.
	Name:	James P. Blair Jr.
	Title:	Vice President and Treasurer

L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., a Delaware limited partnership

As a Guarantor

By:	L-3 COMMUNICATIONS AIS GP CORPORATION, as General Partner

By:	/s/ James P. Blair Jr.
	Name:	James P. Blair Jr.
	Title:	Vice President and Treasurer

MUSTANG TECHNOLOGY GROUP, L.P., a Texas limited partnership

As a Guarantor

By:	L3 TECHNOLOGIES, INC., as General Partner

By:	/s/ James P. Blair Jr.
	Name:	James P. Blair Jr.
	Title:	Vice President and Treasurer

[Signature Page to Tenth Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:	/s/ Karen Yu
	Name:	Karen Yu
	Title:	Vice President

[Signature Page to Tenth Supplemental Indenture]

EXHIBIT A
FORM OF 2023 NOTE

[FACE OF SECURITY]

[Global Note]
[Certificated Note]

[IF THIS SECURITY IS TO BE A GLOBAL SECURITY, IT SHALL BEAR THE FOLLOWING LEGEND:]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

[FOR AS LONG AS THIS GLOBAL SECURITY IS DEPOSITED WITH OR ON BEHALF OF THE DEPOSITORY TRUST COMPANY IT SHALL BEAR THE FOLLOWING LEGEND:]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO L3 TECHNOLOGIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

L3 TECHNOLOGIES, INC.

3.85% SENIOR NOTES DUE 2023

No. ___	CUSIP No. 502413 BF3
ISIN No. US502413BF32
$_____________

L3 Technologies, Inc., a Delaware corporation (the “Issuer”), for value received promises to pay to Cede & Co., or registered assigns, the principal sum of _______________ Dollars[, or such greater or lesser amount as indicated on Schedule I hereto,]1 on June 15, 2023.

Interest Payment Dates:	June 15 and December 15

Record Dates:	June 1 and December 1

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:

L3 TECHNOLOGIES, INC.

By:
Name:
Title:

By:
Name:
Title:

Attest:

By:
Name:
Title:

[1].	To be included in any Global Note.

Certificate of Authentication:

This is one of the Securities of the Series designated therein referred to in the within- mentioned Indenture.

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:		Dated:
Authorized Signatory

[REVERSE OF SECURITY]

L3 TECHNOLOGIES, INC.

3.85% SENIOR NOTES DUE 2023

This Security is one of a duly authorized issue of 3.85% Senior Notes due 2023 (the “Securities”) of L3 Technologies, Inc., a Delaware corporation (the “Issuer”). The Issuer issued the Securities under an Indenture dated as of May 21, 2010 (the “Original Indenture”) among the Issuer, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended or supplemented by the Fourth Supplemental Indenture dated as of February 3, 2012 (the “Fourth Supplemental Indenture”), the Sixth Supplemental Indenture dated as of June 21, 2016 (the “Sixth Supplemental Indenture”), the Seventh Supplemental Indenture dated as of October 31, 2016 (the “Seventh Supplemental Indenture”), the Ninth Supplemental Indenture dated as of March 30, 2018 (the “Ninth Supplemental Indenture”) and the Tenth Supplemental Indenture dated as of June 6, 2018 (the “Tenth Supplemental Indenture” and, together with the Original Indenture, the Fourth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Ninth Supplemental Indenture, the “Indenture”). Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

1.             Interest.  The Issuer promises to pay interest on the principal amount of this Security at 3.85% per annum from June 6, 2018 until maturity. The Issuer will pay interest semiannually on June 15 and December 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent interest payment date on which interest has been paid or, if no interest has been paid, from June 6, 2018; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such next succeeding interest payment date; provided, further, that the first interest payment date shall be December 15, 2018. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.             Method of Payment.  The Issuer will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date next preceding the interest payment date, even if such Securities are canceled after such record date and on or before such interest payment date. The Holder must surrender this Security to a Paying Agent to collect principal payments. The Issuer will pay the principal of and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Such amounts shall be payable at the offices of the Trustee or any Paying Agent; provided that at the option of the Issuer, the Issuer may pay such amounts (1) by wire transfer with respect to Securities represented by a Global Note or (2) by check payable in such money mailed to a Holder’s registered address with respect to any Security.

3.             Paying Agent and Registrar.  Initially, the Trustee will act as Paying Agent and Registrar. The Issuer may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Issuer or any of the Issuer’s subsidiaries may act in any such capacity.

4.             Indenture.  The terms of the Securities include those stated in the Indenture and the provisions made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Tenth Supplemental Indenture; provided, that if any provision of the Indenture limits, qualifies or conflicts with the duties imposed by operation of TIA Section 318(c), the imposed duties shall control. Holders are referred to the Indenture and the TIA for a statement of such terms and provisions. The Securities are unsecured senior obligations of the Issuer and rank equally with all of the Issuer’s existing and future unsecured indebtedness. The Indenture provides for the issuance of other Series of debt securities thereunder.

5.             Optional Redemption.

(a)          The Issuer may, at its option, redeem the Securities in whole at any time or in part from time to time, prior to the Applicable Par Call Date on at least 15 but not more than 60 days’ prior notice, at a redemption price equal to the greater of:

(i)	100% of the principal amount of the Securities being redeemed, and

(ii)
the present value of the Remaining Scheduled Payments on the Securities being redeemed on the redemption date, discounted to the date of redemption, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate plus 20 basis points.

(b)          At any time on or after the Applicable Par Call Date, the Issuer may, at its option, redeem the Securities in whole at any time or in part from time to time, on at least 15 but not more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Securities being redeemed.

(c)           If the Issuer elects to redeem the Securities, it will also pay accrued and unpaid interest, if any, to, but excluding, the date of redemption, subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date. In determining the redemption price and accrued interest, interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

6.             Mandatory Redemption.  Except as set forth in paragraph 7 below, the Issuer shall not be required to make mandatory redemption payments with respect to the Securities.

7.             Repurchase at Option of Holder upon Change of Control Triggering Event.  Upon the occurrence of a Change of Control Triggering Event, unless the Issuer has exercised its right to redeem the Securities as described above, each Holder will have the right to require the Issuer to repurchase all or any part (equal to $2,000 and integral multiples of $1,000 in excess thereof) of such Holder’s Securities pursuant to the offer described below (the “Change of Control Offer”) at an offer price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (the “Change of Control Payment”), subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date; provided, that the Issuer will not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the Indenture applicable to a Change of Control Offer made by the Issuer and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer. Within 60 days following the date upon which any Change of Control Triggering Event occurs, or at the Issuer’s option, prior to any Change of Control Triggering Event but subject to the occurrence of a Change of Control Triggering Event, the Issuer will mail, or deliver electronically if held by DTC in accordance with DTC’s customary procedures, a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Securities on the date specified in such notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (or delivered electronically) (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice. The notice, if mailed (or delivered electronically) prior to the occurrence of the Change of Control Triggering Event, will state that the Change of Control Offer is conditioned on the occurrence of a Change of Control Triggering Event on or prior to the Change of Control Payment Date and that, in the Issuer’s discretion, the Change of Control Payment Date may be delayed until such time (including more than 60 days after the date the notice of the Change of Control Offer was delivered) as such condition shall be satisfied or waived, or such Change of Control Offer may not occur and such notice may be rescinded in the event that such condition shall not have been satisfied by the Change of Control Payment Date, or by the Change of Control Payment Date so delayed, or such notice may be rescinded at any time in the Issuer’s discretion if in the Issuer’s good faith judgment such condition will not be satisfied. The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event.

8.             Notice of Redemption.  Notice of redemption will be mailed (or delivered electronically) at least 15 days but not more than 60 days before the redemption date to each Holder whose Securities are to be redeemed at its registered address. Securities in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Securities held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Securities or portions thereof called for redemption. Any notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent. In addition, if any notice of redemption is subject to one or more conditions precedent, such notice shall state that, in the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date as so delayed. In the event of a partial redemption of the Securities represented by Global Securities, the Securities to be redeemed shall be selected in accordance with the procedures of DTC. If any Security is to be redeemed in part only, the notice of redemption that relates to that Security will state the portion of the principal amount of that Security that is to be redeemed.

9.             Denominations, Transfer, Exchange.  The Securities are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuer need not exchange or register the transfer of any Security or portion of a Security selected for redemption, except for the unredeemed portion of any Security being redeemed in part. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed or during the period between a record date and the corresponding interest payment date.

10.           Persons Deemed Owners.  The registered Holder of a Security may be treated as its owner for all purposes.

11.           Amendment, Supplement and Waiver.  Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Securities, and any existing default or compliance with any provision of the Indenture or the Securities may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Securities (including consents obtained in connection with a purchase of, or tender offer or exchange offer for, the Securities). Without the consent of any Holder of a Security, the Indenture or the Securities may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Securities in addition to or in place of certificated Securities, to provide for the assumption of the Issuer’s obligations to Holders of the Securities in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Securities or that does not adversely affect the legal rights under the Indenture of any such Holder, to secure the Securities or to add additional guarantors, to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act or to conform the text of the Indenture or the Securities to any provision in the Prospectus, dated June 21, 2016, as supplemented by the Prospectus Supplement, dated May 30, 2018, with respect to the Securities, under the captions “Description of the Senior Notes” and “Description of Senior Unsecured Notes” to the extent that such provision was intended to be a verbatim recitation of the Indenture, the Subsidiary Guarantees or the Securities.

12.           Defaults and Remedies.  An “Event of Default” means any of the following: (i) default for 30 days in the payment when due of interest with respect to, the Securities; (ii) default in payment when due of the principal of or premium, if any, on the Securities; (iii) failure by the Issuer to comply with the covenants contained in Section 1.06 of the Tenth Supplemental Indenture or Section 5.1 of the Original Indenture; (iv) failure by the Issuer to comply with any of its other agreements in the Original Indenture or the Securities for 90 days after written notice is received by the Issuer and the Trustee from the Holders of at least 25% in aggregate principal amount of the Securities then outstanding; (v) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Issuer or any of its Subsidiaries (or the payment of which is guaranteed by the Issuer or any of its Subsidiaries) whether such Indebtedness or guarantee now exists, or is created after the date hereof, which default relates to a payment at final maturity or results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of such Indebtedness, together with the principal amount of all other Indebtedness that is not paid at final maturity or results in the maturity of which has been so accelerated, aggregates $100.0 million or more; (vi) failure by the Issuer or any of its Subsidiaries to pay final judgments aggregating in excess of $100.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; (vii) certain events of bankruptcy or insolvency with respect to the Issuer or any of its Significant Subsidiaries; and (viii) except as permitted by the Indenture, any Subsidiary Guarantee of a Significant Subsidiary shall be held in any judicial proceeding to be unenforceable or invalid.

If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Securities by notice in writing, may declare the principal amount of and accrued and unpaid interest on all the Securities to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to the Issuer or any Significant Subsidiary, the aggregate principal amount of and accrued and unpaid interest on all the Securities will become due and payable without further action or notice. Holders of the Securities may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Securities notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal, premium or interest) if it determines that withholding notice is in their interest.

The Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may on behalf of the Holders of all of the Securities waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Securities.

13.           Trustee Dealings with Issuer.  The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer or its Affiliates, and may otherwise deal with the Issuer or its Affiliates, as if it were not the Trustee.

14.           No Recourse against Others.  A director, officer, employee, incorporator or stockholder, of the Issuer or any Subsidiary of the Issuer, as such, shall not have any liability for any obligations of the Issuer or any Subsidiary of the Issuer under the Securities, the Indenture or the Subsidiary Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

15.           Authentication.  The Securities shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

16.           CUSIP Numbers.  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.

17.           Indenture to Control; Governing Law.  In the case of any conflict between the provisions of this Security and the Indenture, the provisions of the Indenture shall control. The Indenture and the Securities shall be governed by and construed under the laws of the State of New York.

18.           Abbreviations and Definitions.  Customary abbreviations may be used in the name of a Holder or an assignee, such as:  TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

L3 Technologies, Inc.
600 Third Avenue, 34th Floor
New York, New York 10016
Attention:  Secretary
Telephone: (212) 697-1111

SCHEDULE I2

The initial aggregate principal amount of Securities evidenced by the Certificate to which this Schedule is attached is $_____________. The notations on the following table evidence decreases and increases in the aggregate principal amount of Securities evidenced by such Certificate.

Decrease in Principal Amount of Securities	Increase in Principal Amount of Securities	Principal Amount of Securities Remaining After Such Decrease or Increase	Notation by Security Registrar

[2]	To be included in any Global Note.

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
as agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature :
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:
(Participant in a Recognized Signature Guaranty Medallion Program)

This assignment relates to $_____ principal amount of 3.85% Senior Notes due 2023 of L3 Technologies, Inc. held in3 ☐ book-entry or ☐ definitive form by _____________________ (the “Transferor”).

The Transferor has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:
Address:

Date:

[3].	Fill in blank or check appropriate box, as applicable.

EXHIBIT B
FORM OF 2028 NOTE

[FACE OF SECURITY]
 [Global Note]
[Certificated Note]

[IF THIS SECURITY IS TO BE A GLOBAL SECURITY, IT SHALL BEAR THE FOLLOWING LEGEND:]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

[FOR AS LONG AS THIS GLOBAL SECURITY IS DEPOSITED WITH OR ON BEHALF OF THE DEPOSITORY TRUST COMPANY IT SHALL BEAR THE FOLLOWING LEGEND:]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO L3 TECHNOLOGIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

L3 TECHNOLOGIES, INC.

4.40% SENIOR NOTES DUE 2028

No. ___	CUSIP No. 502413 BG1
ISIN No. US502413BG15
$_____________

L3 Technologies, Inc., a Delaware corporation (the “Issuer”), for value received promises to pay to Cede & Co., or registered assigns, the principal sum of _______________ Dollars[, or such greater or lesser amount as indicated on Schedule I hereto,]4 on June 15, 2028.

Interest Payment Dates:	June 15 and December 15

Record Dates:	June 1 and December 1

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:

L3 TECHNOLOGIES, INC.

By:
Name:
Title:

By:
Name:
Title:

Attest:

By:
Name:
Title:

[4].	To be included in any Global Note.

Certificate of Authentication:

This is one of the Securities of the Series designated therein referred to in the within- mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:		Dated:
Authorized Signatory

[REVERSE OF SECURITY]

L3 TECHNOLOGIES, INC.

4.40% SENIOR NOTES DUE 2028

This Security is one of a duly authorized issue of 4.40% Senior Notes due 2028 (the “Securities”) of L3 Technologies, Inc., a Delaware corporation (the “Issuer”). The Issuer issued the Securities under an Indenture dated as of May 21, 2010 (the “Original Indenture”) among the Issuer, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended or supplemented by the Fourth Supplemental Indenture dated as of February 3, 2012 (the “Fourth Supplemental Indenture”), the Sixth Supplemental Indenture dated as of June 21, 2016 (the “Sixth Supplemental Indenture”), the Seventh Supplemental Indenture dated as of October 31, 2016 (the “Seventh Supplemental Indenture”), the Ninth Supplemental Indenture dated as of March 30, 2018 (the “Ninth Supplemental Indenture”) and the Tenth Supplemental Indenture dated as of June 6, 2018 (the “Tenth Supplemental Indenture” and, together with the Original Indenture, the Fourth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Ninth Supplemental Indenture, the “Indenture”). Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

1.             Interest.  The Issuer promises to pay interest on the principal amount of this Security at 4.40% per annum from June 6, 2018 until maturity. The Issuer will pay interest semiannually on June 15 and December 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent interest payment date on which interest has been paid or, if no interest has been paid, from June 6, 2018; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such next succeeding interest payment date; provided, further, that the first interest payment date shall be December 15, 2018. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.             Method of Payment.  The Issuer will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date next preceding the interest payment date, even if such Securities are canceled after such record date and on or before such interest payment date. The Holder must surrender this Security to a Paying Agent to collect principal payments. The Issuer will pay the principal of and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Such amounts shall be payable at the offices of the Trustee or any Paying Agent; provided that at the option of the Issuer, the Issuer may pay such amounts (1) by wire transfer with respect to Securities represented by a Global Note or (2) by check payable in such money mailed to a Holder’s registered address with respect to any Security.

3.             Paying Agent and Registrar.  Initially, the Trustee will act as Paying Agent and Registrar. The Issuer may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Issuer or any of the Issuer’s subsidiaries may act in any such capacity.

4.             Indenture.  The terms of the Securities include those stated in the Indenture and the provisions made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Tenth Supplemental Indenture; provided, that if any provision of the Indenture limits, qualifies or conflicts with the duties imposed by operation of TIA Section 318(c), the imposed duties shall control. Holders are referred to the Indenture and the TIA for a statement of such terms and provisions. The Securities are unsecured senior obligations of the Issuer and rank equally with all of the Issuer’s existing and future unsecured indebtedness. The Indenture provides for the issuance of other Series of debt securities thereunder.

5.             Optional Redemption.

(a)           The Issuer may, at its option, redeem the Securities in whole at any time or in part from time to time, prior to the Applicable Par Call Date on at least 15 but not more than 60 days’ prior notice, at a redemption price equal to the greater of:

(i)	100% of the principal amount of the Securities being redeemed, and

(ii)
the present value of the Remaining Scheduled Payments on the Securities being redeemed on the redemption date, discounted to the date of redemption, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate plus 25 basis points.

(b)          At any time on or after the Applicable Par Call Date, the Issuer may, at its option, redeem the Securities in whole at any time or in part from time to time, on at least 15 but not more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Securities being redeemed.

(c)           If the Issuer elects to redeem the Securities, it will also pay accrued and unpaid interest, if any, to, but excluding, the date of redemption, subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date. In determining the redemption price and accrued interest, interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

6.             Mandatory Redemption.  Except as set forth in paragraph 7 below, the Issuer shall not be required to make mandatory redemption payments with respect to the Securities.

7.             Repurchase at Option of Holder upon Change of Control Triggering Event.  Upon the occurrence of a Change of Control Triggering Event, unless the Issuer has exercised its right to redeem the Securities as described above, each Holder will have the right to require the Issuer to repurchase all or any part (equal to $2,000 and integral multiples of $1,000 in excess thereof) of such Holder’s Securities pursuant to the offer described below (the “Change of Control Offer”) at an offer price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (the “Change of Control Payment”), subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date; provided, that the Issuer will not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the Indenture applicable to a Change of Control Offer made by the Issuer and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer. Within 60 days following the date upon which any Change of Control Triggering Event occurs, or at the Issuer’s option, prior to any Change of Control Triggering Event but subject to the occurrence of a Change of Control Triggering Event, the Issuer will mail, or deliver electronically if held by DTC in accordance with DTC’s customary procedures, a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Securities on the date specified in such notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (or delivered electronically) (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice. The notice, if mailed (or delivered electronically) prior to the occurrence of the Change of Control Triggering Event, will state that the Change of Control Offer is conditioned on the occurrence of a Change of Control Triggering Event on or prior to the Change of Control Payment Date and that, in the Issuer’s discretion, the Change of Control Payment Date may be delayed until such time (including more than 60 days after the date the notice of the Change of Control Offer was delivered) as such condition shall be satisfied or waived, or such Change of Control Offer may not occur and such notice may be rescinded in the event that such condition shall not have been satisfied by the Change of Control Payment Date, or by the Change of Control Payment Date so delayed, or such notice may be rescinded at any time in the Issuer’s discretion if in the Issuer’s good faith judgment such condition will not be satisfied. The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event.

8.             Notice of Redemption.  Notice of redemption will be mailed (or delivered electronically) at least 15 days but not more than 60 days before the redemption date to each Holder whose Securities are to be redeemed at its registered address. Securities in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Securities held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Securities or portions thereof called for redemption. Any notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent. In addition, if any notice of redemption is subject to one or more conditions precedent, such notice shall state that, in the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date as so delayed. In the event of a partial redemption of the Securities represented by Global Securities, the Securities to be redeemed shall be selected in accordance with the procedures of DTC. If any Security is to be redeemed in part only, the notice of redemption that relates to that Security will state the portion of the principal amount of that Security that is to be redeemed.

9.             Denominations, Transfer, Exchange.  The Securities are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuer need not exchange or register the transfer of any Security or portion of a Security selected for redemption, except for the unredeemed portion of any Security being redeemed in part. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed or during the period between a record date and the corresponding interest payment date.

10.           Persons Deemed Owners.  The registered Holder of a Security may be treated as its owner for all purposes.

11.           Amendment, Supplement and Waiver.  Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Securities, and any existing default or compliance with any provision of the Indenture or the Securities may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Securities (including consents obtained in connection with a purchase of, or tender offer or exchange offer for, the Securities). Without the consent of any Holder of a Security, the Indenture or the Securities may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Securities in addition to or in place of certificated Securities, to provide for the assumption of the Issuer’s obligations to Holders of the Securities in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Securities or that does not adversely affect the legal rights under the Indenture of any such Holder, to secure the Securities or to add additional guarantors, to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act or to conform the text of the Indenture or the Securities to any provision in the Prospectus, dated June 21, 2016, as supplemented by the Prospectus Supplement, dated May 30, 2018, with respect to the Securities, under the captions “Description of the Senior Notes” and “Description of Senior Unsecured Notes” to the extent that such provision was intended to be a verbatim recitation of the Indenture, the Subsidiary Guarantees or the Securities.

12.           Defaults and Remedies.  An “Event of Default” means any of the following: (i) default for 30 days in the payment when due of interest with respect to, the Securities; (ii) default in payment when due of the principal of or premium, if any, on the Securities; (iii) failure by the Issuer to comply with the covenants contained in Section 1.06 of the Tenth Supplemental Indenture or Section 5.1 of the Original Indenture; (iv) failure by the Issuer to comply with any of its other agreements in the Original Indenture or the Securities for 90 days after written notice is received by the Issuer and the Trustee from the Holders of at least 25% in aggregate principal amount of the Securities then outstanding; (v) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Issuer or any of its Subsidiaries (or the payment of which is guaranteed by the Issuer or any of its Subsidiaries) whether such Indebtedness or guarantee now exists, or is created after the date hereof, which default relates to a payment at final maturity or results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of such Indebtedness, together with the principal amount of all other Indebtedness that is not paid at final maturity or results in the maturity of which has been so accelerated, aggregates $100.0 million or more; (vi) failure by the Issuer or any of its Subsidiaries to pay final judgments aggregating in excess of $100.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; (vii) certain events of bankruptcy or insolvency with respect to the Issuer or any of its Significant Subsidiaries; and (viii) except as permitted by the Indenture, any Subsidiary Guarantee of a Significant Subsidiary shall be held in any judicial proceeding to be unenforceable or invalid.

If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Securities by notice in writing, may declare the principal amount of and accrued and unpaid interest on all the Securities to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to the Issuer or any Significant Subsidiary, the aggregate principal amount of and accrued and unpaid interest on all the Securities will become due and payable without further action or notice. Holders of the Securities may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Securities notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal, premium or interest) if it determines that withholding notice is in their interest.

The Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may on behalf of the Holders of all of the Securities waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Securities.

13.           Trustee Dealings with Issuer.  The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer or its Affiliates, and may otherwise deal with the Issuer or its Affiliates, as if it were not the Trustee.

14.           No Recourse against Others.  A director, officer, employee, incorporator or stockholder, of the Issuer or any Subsidiary of the Issuer, as such, shall not have any liability for any obligations of the Issuer or any Subsidiary of the Issuer under the Securities, the Indenture or the Subsidiary Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

15.           Authentication.  The Securities shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

16.           CUSIP Numbers.  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.

17.           Indenture to Control; Governing Law.  In the case of any conflict between the provisions of this Security and the Indenture, the provisions of the Indenture shall control. The Indenture and the Securities shall be governed by and construed under the laws of the State of New York.

18.           Abbreviations and Definitions.  Customary abbreviations may be used in the name of a Holder or an assignee, such as:  TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

L3 Technologies, Inc.
600 Third Avenue, 34th Floor
New York, New York 10016
Attention:  Secretary
Telephone: (212) 697-1111

SCHEDULE I5

The initial aggregate principal amount of Securities evidenced by the Certificate to which this Schedule is attached is $_____________. The notations on the following table evidence decreases and increases in the aggregate principal amount of Securities evidenced by such Certificate.

Decrease in Principal Amount of Securities	Increase in Principal Amount of Securities	Principal Amount of Securities Remaining After Such Decrease or Increase	Notation by Security Registrar

[5]	To be included in any Global Note.

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
as agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:
(Participant in a Recognized Signature Guaranty Medallion Program)

This assignment relates to $_____ principal amount of 4.40% Senior Notes due 2028 of L3 Technologies, Inc. held in6 ☐ book-entry or ☐definitive form by _____________________ (the “Transferor”).

The Transferor has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:
Address:

Date:

[6].	Fill in blank or check appropriate box, as applicable.